EXHIBIT 99.1

Brookline Bancorp, Inc. and First Commons Bank, N.A. Complete Merger

BOSTON, March 01, 2018 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (the “Company”) (NASDAQ:BRKL), the bank holding company for Brookline Bank, Bank Rhode Island and First Ipswich Bank, today announced the successful closing of the previously announced merger of First Commons Bank, N.A. (“First Commons Bank”) with and into Brookline Bank.

Pursuant to the terms of the Agreement and Plan of Merger entered into between the parties on September 20, 2017, each outstanding share of First Commons Bank common stock will be exchanged for 1.089 shares of the Company’s common stock.

Company President and CEO, Paul Perrault, said of the transaction, “We are pleased to welcome the customers and employees of First Commons to the Brookline family.  We look forward to deepening existing customer relationships with the enhanced and additional services offered by Brookline.”

About Brookline Bancorp, Inc.

Brookline Bancorp, Inc., a bank holding company with approximately $6.8 billion in assets and branch locations in eastern Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island and First Ipswich Bank. The Company provides commercial and retail banking services and cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding estimated cost savings, tangible book value dilution and expected earn-back, pre-tax non-interest expenses, and the amount of accretion of the transaction to the Company’s earnings, and reflect the current views of the Company’s management with respect to, among other things, future events and the Company’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Brookline’s control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict.  Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following factors, among others listed in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, could cause the actual results of the Company’s operations to differ materially from expectations: the parties’ ability to achieve the synergies and value creation contemplated by the proposed acquisition; the parties’ ability to successfully integrate operations in the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of First Commons Bank to maintain relationships with its key partners, customers and employees, and on its operating results and business generally; competition; changes in economic conditions, interest rates and financial markets; and changes in legislation or regulatory requirements. The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement.  This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue.  Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Carl M. Carlson
Chief Financial Officer
617-425-5331
ccarlson@brkl.com